                                  EXHIBIT 10.25

                             SUBSCRIPTION AGREEMENT

     THIS COMMON STOCK SUBSCRIPTION AGREEMENT (the "Agreement") is made by and between HIENERGY TECHNOLOGIES, INC. (the "Issuer"), a Washington corporation, and the subscriber executing this agreement (the "Subscriber").

1.   SUBSCRIPTION  OF  COMMON  STOCK.

     1.1 Purchase and Sale of Securities. Subject to the terms and conditions of this Agreement, the Subscriber agrees to subscribe, and the Issuer agrees to issue to the Subscriber, the number of shares of common stock of the Issuer (the "Common Stock") referred to in Section 11.4 of this Agreement. No less than 18,519 shares of Common Stock, a minimum investment of $25,000, may be purchased by the Subscriber, unless the Issuer decides in its sole discretion to accept less than 18,519 shares. The shares of Common Stock subscribed to hereby are referred to collectively herein as the "Shares." All references to "Dollars" or "$" in this Agreement refer to U.S. Dollars.

          1.1.1 The purchase price of the Common Stock is $1.35 per share and the total amount due to the Issuer hereunder is the amount referred to in Section 11.4 of this Agreement (the "Purchase Price").

          1.1.2 The maximum number of shares that may be sold to all Subscribers is 1,500,000 shares (the "Maximum Shares") and there is no minimum number of shares that must be sold. The Maximum Shares may be amended by the Issuer at any time, in its sole discretion without limitation. The Subscriber acknowledges that the Issuer has entered into or may enter into agreements similar to this Agreement with other persons in respect of the sale of Common Stock in addition to the sale of the Maximum Shares described in this Agreement. The Subscriber agrees to pay to the Issuer the Purchase Price. The Issuer may choose to issue the Common Stock subscribed to hereunder at any time after the Common Stock has been subscribed, until the Issuer closes the offering. The Issuer may accept any subscription in whole or in part. To the extent that any subscription is not accepted by the Issuer, the Issuer shall cause any related funds to be promptly returned to the Subscriber, without interest. The obligations assumed by the Subscriber by virtue of this Agreement, except as otherwise provided herein, shall remain in force until the earlier to occur of (i) the issuance of the Common Stock or (ii) the Closing. Notwithstanding the foregoing, all representations, warranties and covenants of the Subscriber herein shall survive the Issuance of the Common Stock and the Final Closing Date.

     1.2 Closing. The closing of the sale of the Common Stock hereunder will occur upon satisfaction of all conditions described in this Agreement (the
"Closing"). The Issuer may conduct one or more additional closings until the Maximum Shares have been sold. The final closing of the offering shall occur no later than October 31, 2002 (the "Closing Date").

     1.3 Warrants. The Company agrees to issue to the Subscriber a Warrant to purchase twenty percent (20%) of the number of shares of Common Stock that the Subscriber is purchasing as set forth in Section 11.4 (proportionately reduced if the Company accepts the Subscriber's subscription in part). The Warrants shall have an exercise price equal to the Warrant Price (as defined in the

              HIENERGY TECHNOLOGIES, INC. - SUBSCRIPTION AGREEMENT
                                     PAGE 1


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Warrants)  and  shall  expire  on  the  third  (3rd)  anniversary of the date of issuance, and be substantially in the form attached to the First Amended and Restated Confidential Private Placement Memorandum as Exhibit H.


2.   USE  OF  PROCEEDS.

     The proposed use of proceeds of this offering will be for sales and marketing, working capital, general corporate purposes and to facilitate acquisitions. The Issuer may re-allocate the proceeds in its sole discretion.

3.   REPRESENTATIONS  AND  WARRANTIES  OF  ISSUER.

     3.1 The Issuer hereby represents and warrants to the Subscriber as follows:

     3.1.1 Organization, Good Standing and Qualification. The Issuer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

     3.1.2 Valid Issuance of Common Stock. The Common Stock, when issued and delivered in accordance with the terms hereof for the consideration expressed herein, will be validly issued and outstanding, fully paid and nonassessable.

     3.1.3 Reporting Issuer. The Issuer is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "'34 Act").

     3.1.4 No Market Conditioning. The Issuer undertook no activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the Common Stock. The Issuer did not place any advertisements in any publication referring to the offering of the Common Stock for sale.

4.   REPRESENTATIONS  AND  WARRANTIES  OF  SUBSCRIBER.

     4.1 The Subscriber hereby represents and warrants to the Issuer as follows:

          4.1.1 Authority of Subscriber. The Subscriber, if a corporation, partnership, trust, or any other entity than a natural person, represents that the subscription of the Common Stock referred to in this Agreement does not contravene its charter or other organizational documents or the laws of the country, state or province of its incorporation, formation or organization or of any other relevant jurisdiction. The Subscriber also represents that it has the necessary authorizations to that effect.

Investment Experience. The Subscriber has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the prospective investment in the Common Stock, which are substantial and has in fact evaluated such merits and risks in making its investment decision to purchase the Common Stock. The Subscriber, by virtue of its business and financial expertise, has the capacity to protect its own interest in connection with this transaction, or has consulted with tax, financial, legal or business advisors as to the appropriateness of an investment in the Common Stock. The Subscriber has not been organized for the purpose of investing in the Common Stock, although such investment is consistent with its purposes.
              HIENERGY TECHNOLOGIES, INC. - SUBSCRIPTION AGREEMENT
                                     PAGE 2

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Access to Information. The Subscriber or its professional
advisor has been granted the opportunity to conduct a full and fair examination of the records, documents and files of the Issuer, to ask questions of and receive answers from representatives of the Issuer, its officers, directors, employees and agents concerning the terms and conditions of this offering, the Issuer and its business and prospects, and to obtain any additional information which the Subscriber or its professional advisor deems necessary to verify the accuracy of the information received. The Subscriber further represents that it has had an opportunity to ask questions and receive answers from the Issuer regarding the terms and conditions of the offering, and any information so requested has been made available to the full and complete satisfaction of the Subscriber. The Subscriber hereby confirms that it has received and examined all material information it considers necessary to make an informed decision to invest in the Common Stock. The Subscriber hereby confirms that, in addition to examining other information it requested during the course of its due diligence, it has examined all of the Issuer's filings under the '34 Act, including its financial statements, and the Company's First Amended and Restated Confidential Private Placement Memorandum.

          4.1.4  Accredited  Investor.


          (1) Entity Accredited Investor. If the Subscriber is an entity, then the Subscriber is (check applicable box):

          (a) [ ] a bank as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the "Act"), or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act acting in either an individual or fiduciary capacity.

          (b)  [ ] an insurance company as defined in Section 2(13) of the Act.

          (c) [ ] an investment company registered under the Investment Company Act of 1940 or a business development company as defined in
                   Section  2(a)(48)  of  that  Act.

          (d) [ ] a Small Business Investment Issuer licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

          (e) [ ] a plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000.

              HIENERGY TECHNOLOGIES, INC. - SUBSCRIPTION AGREEMENT
                                     PAGE 3


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          (f)  [ ] an employee benefit plan within the meaning of Title 1 of the
                   Employee Retirement Income Security Act of 1974, and the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment advisor, or an employee benefit plan having total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are Accredited Investors.

          (g) [ ] a private business development company as defined in Section 202(a)(22) of the investment Advisors Act of 1940.

          (h) [ ] a corporation, an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, a Massachusetts or similar business trust, or a partnership not formed for the specific purpose of acquiring the Common Stock, with total assets in excess of $5,000,000.

          (J) [ ] any trust with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the Common Stock, whose purchase is directed by a sophisticated person, who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

          (j) [ ] a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the
                   "34  Act").

          (k)  [ ] none  of  the  above  see  below.

          (l) [ ] If the Subscriber is an entity and checked the box for "none of the above" in Section 4.1.4(1)(k), then the Subscriber is an entity each equity owner of which is an individual who could check one of the first three boxes in Section 4.1.4(2) below.

                                   ______
                                  (Initial)

          (2) Individual Subscriber. If the Subscriber is an individual, then the Subscriber (check an applicable box):

          (a)  [ ] is  a  director  or  executive  officer  of  the  Issuer.

          (b) [ ] has an individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeding $1,000,000.
              HIENERGY TECHNOLOGIES, INC. - SUBSCRIPTION AGREEMENT
                                     PAGE 4


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          (c)  [ ] had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

          (d)  [ ] none  of  the  above.

                                   ______
                                  (Initial)

          4.1.5  Citizenship  of  Subsriber.

               [ ] The  Subscriber  resides  in  the  United  States.


               [ ] The Subscriber resides outside the United States and all of the  following  applies:

                   neither the Subscriber nor its beneficial owner[s], as determined pursuant to Rule 13d-3 under the '34 Act, was a citizen of the United States at the time it received the offer to purchase the Common Stock, or at the Closing of the purchase of the Common Stock;

                   the Subscriber was not in the United States at the time its buy order was originated; and

                   the Subscriber did not acquire the Common Stock for the account or benefit of any U.S. person.

                                    ______
                                   (Initial)

          4.1.6 No Distributor, Dealer or Underwriter. The Subscriber is not a distributor or dealer of the Common Stock. The Subscriber is not taking the Common Stock with the intent of making a distribution of the Common Stock, as such terms are defined in the Act and the '34 Act. In any event, if the Subscriber is deemed to be the distributor of the Common Stock offered hereby, the Subscriber will act in accordance with applicable law.

          4.1.7 Investment Intent. The Subscriber is acquiring the Common Stock for its own account and for investment purposes and not for sale or with a view to distribution of all or any part of such Common Stock and has no present plans to enter into any contract, undertaking, agreement or arrangement for such resale or distribution.

          4.1.8 No Immediate Need for Liquidity. The Subscriber understands that the Common Stock is a "restricted security" within the meaning of the Act, and certificates representing the Common Stock are legended with certain restrictions on the resale of the Common Stock and the Common Stock may not be resold without a valid exemption from registration under the Act, or until a registration statement is filed with respect thereto under the Act. There can be no assurance that upon registration of the Common Stock pursuant to the Act, that a market for the Common Stock will exist on an exchange or market or quotation system. Accordingly, the Subscriber is aware that there are legal and practical limits on the Subscriber's ability to sell or dispose of the Common Stock, and, therefore that the Subscriber must bear the economic risk of the investment for an indefinite period of time. The Subscriber has adequate means of providing for the Subscriber's current needs and possible personal contingencies and has need for only limited liquidity of this investment. The Subscriber's commitment to illiquid investments is reasonable in relation to the Subscriber's net worth. The Subscriber is capable of bearing the high degree of economic risks and burdens of this investment, including but not limited to the possibility of complete loss of all its investment capital and the lack of a liquid market, such that it may not be able to liquidate readily the investment whenever desired or at the then current asking price.

              HIENERGY TECHNOLOGIES, INC. - SUBSCRIPTION AGREEMENT
                                     PAGE 5

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          4.1.9  Exempt Subscription. The Subscriber understands that the Common
Stock is being offered and sold in reliance on specific exemptions from the registration requirements of U.S. federal and state law and that the representations, warranties, agreements, acknowledgments and understandings set forth herein are being relied upon by the Issuer in determining the applicability of such exemptions and the suitability of the Subscriber to acquire such Common Stock.

          4.1.10 Authority of Signatory. The Subscriber has full power and authority to execute and deliver this Agreement and each other document included herein as an exhibit to this Agreement for which signature is required, and the person executing this Agreement on behalf of the subscribing individual, partnership, trust, estate, corporation or other entity executing this Agreement is a duly authorized signatory. If the signatory of this Agreement on behalf of the Subscriber is not the Subscriber or an authorized officer or partner of the Subscriber, the signatory represents and warrants to the Issuer that the signatory is a professional fiduciary of the Subscriber, acting solely in its capacity as holder of such account, as a fiduciary, executor or trustee.

          4.1.11 Private Transaction. At no time was the Subscriber presented with or solicited by any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement or any other form of general advertising.

          4.1.12 Reliance on Own Advisors. The Subscriber has relied completely on the advice of, or has consulted with, its own personal tax, investment, legal or other advisors and has not relied on the Issuer or any of its affiliates, officers, directors, attorneys, accountants or any affiliates of any thereof and each other person, if any, who controls any thereof, within the meaning of
Section 15 of the Act, except to the extent such advisors shall be deemed to be as such.
              HIENERGY TECHNOLOGIES, INC. - SUBSCRIPTION AGREEMENT
                                     PAGE 6


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5.       COVENANTS  AND  ACKNOWLEDGMENTS  OF  SUBSCRIBER.

          5.1 Covenants of Subscriber. The Subscriber shall not make any sale, transfer or other disposition of the Common Stock in violation of the Act or the '34 Act, or any other applicable securities laws, or the rules and regulations of the U.S. Securities and Exchange Commission (the "SEC") or of any securities authority of any jurisdiction in which the sale, transfer or disposition of all or any portion of the Common Stock unless and until (i) there is then in effect a registration statement under the Act covering such proposed sale, transfer or disposition and such disposition is made in accordance with such registration statement; or (ii) the sale, transfer or disposition is made pursuant to a valid exemption from the registration and prospectus delivery requirements of applicable securities laws.

          5.2 Acknowledgments of Subscriber. The Subscriber acknowledges and understands as follows:

          5.2.1 Sole Basis of Decision to Invest. The Subscriber acknowledges that its decision to invest in the Issuer is solely based upon the confidential private placement memorandum, the exhibits attached thereto, and any other materials that the Issuer provides to the Subscriber in writing.

          5.2.2 Risks of Investment. The Subscriber recognizes that investment in the Issuer involves certain risks, including the potential loss of the Subscriber's investment, and the Subscriber has taken full cognizance of and understands all of the risk factors related to the purchase of the Common Stock. The Subscriber or its representative has received and carefully examined and has understood the risk factors described herein and set forth in the Issuer's filings with the Securities and Exchange Commission. The Subscriber recognizes that any documentation on the business of the Issuer provided to the Subscriber does not purport to contain all the information that would be contained in a registration statement under the Act.

          5.2.3 No Government Approval. No federal or state agency or any other government authority has passed upon the Common Stock or made any finding or determination as to the fairness of this transaction.

          5.2.4 Price. The price of the Common Stock was determined by the Issuer and bears no relationship to the Issuer's assets, book value or results of operation.

          5.2.5 No Registration. The Common Stock and any component thereof has not been registered under the Act or any securities laws of any other jurisdiction by reason of exemptions from the registration requirements of the Act and such laws, and may not be sold, pledged, assigned or otherwise disposed of in the absence of an effective registration statement for the Common Stock and any component thereof under the Act or unless an exemption from such registration is available.

              HIENERGY TECHNOLOGIES, INC. - SUBSCRIPTION AGREEMENT
                                     PAGE 7

          5.2.6 No Assurances of Registration. There can be no absolute assurance that any registration statement will be filed with respect to the Common Stock, or if filed, that such registration statement will become effective. Therefore, unless an exemption from the registration requirements under applicable law is available, the Subscriber may be required to bear the economic risk of the Subscriber's investment for an indefinite period of time.

          5.2.7 Legends. The certificates representing the Common Stock shall bear the following legend:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY OTHER SECURITIES AUTHORITIES. THEY WERE ISSUED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATIONS PROMULGATED UNDER THE ACT. THEY MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION TO THE REGISTRATION REQUIREMENTS OF THOSE SECURITIES LAWS.

The Issuer may in its sole discretion place a "Blue Sky" legend on the certificates in accordance with U.S. State securities laws or as required by applicable securities laws.

6.   RESALES  OF  THE  COMMON  STOCK

     If the Subscriber is not a U.S. person, the Issuer and the Subscriber agree that the Issuer, through its transfer agent, shall refuse to register any transfer or attempted transfer of the Common Stock not made in accordance with the provisions of Regulation S under the Act, pursuant to registration under the Act, or pursuant to an available exemption from registration. If the Subscriber is not a U.S. person, the Subscriber agrees to resell the Common Stock only in accordance with the provisions of Regulation S under the Act, pursuant to registration under the Act, or pursuant to an available exemption from registration and agrees not to engage in hedging transactions with regard to the Common Stock unless in compliance with the Act.

7.   REGISTRATION  RIGHTS

     The Subscriber shall have such registration rights as are provided in the Registration Rights Agreement, the form of which is attached to the First Amended and Restated Confidential Private Placement Memorandum as Exhibit G, subject to the execution and Closing of this Agreement and the issuance of the Common Stock and Warrant to the Subscriber.

8.   TAXES

     The Subscriber hereby agrees to be responsible for all of its taxes arising out of this transaction, including any taxes from the issuance of the Common Stock of the Issuer. If the Issuer has any obligation to withhold taxes on behalf of the Subscriber, the Subscriber agrees to pay the taxes or indemnify and reimburse the Issuer for any moneys paid on the Subscriber's behalf by the Issuer. If the Subscriber fails to pay the taxes owed, or indemnify or reimburse the Issuer for any liability resulting from such failure, the Issuer has the power to stop the transfer of its Common Stock to the Subscriber or to reclaim the Common Stock from the Subscriber to satisfy the tax liability. The
Subscriber hereby expressly appoints the President of the Issuer or its successor as its attorney for purposes of enforcing this provision, with full power of substitution in the premises.

              HIENERGY TECHNOLOGIES, INC. - SUBSCRIPTION AGREEMENT
                                     PAGE 8

9.   APPLICABLE  LAW  AND  JURISDICTION

     9.1 This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to conflicts of law principles. This Agreement shall not interpreted or construed with any presumption against the party causing this Agreement to be drafted.

     9.2 Each of the Issuer and the Subscriber (i) hereby irrevocably submits to the jurisdiction of the United States District Court sitting in the Southern
District of Los Angeles and the courts of the State of California located in Orange County for the purposes of any suit, action or proceeding arising out of or relating to this Agreement or any other transactions contemplated hereby and
(ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Issuer and the Subscriber consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 9.2 shall affect or limit any right to serve process in any other manner permitted by law.

     9.3 In the event of any dispute, controversy, claim or difference that should arise between the parties out of or relating to or in connection with this Agreement or the breach thereof, the parties shall endeavor to settle such conflicts amicably among themselves. Should they fail to do so, the matter in dispute shall be settled by arbitration in Orange County, California, in accordance with the rules of the American Arbitration Association. Any award or judgment of the arbitrators shall be final and binding on the parties and shall be enforceable in any court of competent jurisdiction. All reasonable attorneys' fees incurred by the prevailing party in the resolution of any dispute, controversy, claim or difference hereunder shall be borne by the losing party.


10.  NOTICES

Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery, (b) by telex (with correct answer back received), telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received), or (c) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for all communications between the parties under the Agreement shall be sent, if to the Issuer, to:

              HIENERGY TECHNOLOGIES, INC. - SUBSCRIPTION AGREEMENT
                                     PAGE 9

                          HiEnergy Technologies, Inc.
                          1601 Alton Parkway, Unit B
                          Irvine, California 92606
                          Attn: President
                          Phone: 949.757.0855
                          Fax: 949.757.1477

and to the address indicated on the signature page hereto, if to the Subscriber. No change of address shall be valid unless it is communicated in writing to the other party with at least five business days notice.

11.     SUBSCRIPTION  INFORMATION.

     11.1 Irrevocable Subscription. The Subscriber hereby acknowledges and agrees that this Agreement is irrevocable and that, except as provided herein, the Subscriber is not entitled to cancel, terminate or revoke this Agreement, and this Agreement shall survive the death or disability of the Subscriber and shall be binding upon and inure to the benefit of the Subscriber and the Subscriber's respective heirs, executors, administrators, successors, legal representatives and assigns.

     11.2 Issuer's Right to Accept in Part or to Reject Subscription. The Subscriber hereby confirms that the Issuer has full right in its sole discretion to accept or reject the subscription of the Subscriber, in whole or in part, provided that, if the Issuer decides to reject such subscription, the Issuer must do so promptly and in writing. In the case of a rejection or an acceptance in part, any payments will be promptly returned (without interest) to the Subscriber.

     11.3 Acceptance of Subscription. In the case of acceptance of the Subscriber's subscription by the Issuer, but not before the Closing and in no event later than 15 days following the relevant Closing, unless such period is extended with the consent of the Subscriber, the Common Stock subscribed for in accordance with this Agreement and the Warrant will be issued to the Subscriber.

     11.4 Number of Shares Subscribed for and Purchase Price. The Subscriber hereby subscribes for ______ shares of Common Stock for an aggregate total amount of US$ ______ (the "Purchase Price"). The Subscriber authorizes the Issuer to correct any errors in determining the number of shares or the Purchase Price in this Section 11.4.

     11.5 Subscription. The Subscriber must do the following in order to subscribe:

          (a) complete and execute this Agreement and deliver it to HiEnergy Technologies, Inc., Attn: President, 1601 Alton Parkway, Unit B, Irvine, California 92606; and

          (b) deliver the Purchase Price, as designated in Section 11.4 herein, to HiEnergy Technologies, Inc. pursuant to the wiring instructions, a copy of which accompanies the Confidential Private Placement Memorandum as Exhibit B.

              HIENERGY TECHNOLOGIES, INC. - SUBSCRIPTION AGREEMENT

12.  MISCELLANEOUS.

     12.1 Severability. The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement and shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

     12.2 Counterparts and Facsimile Signature. This Agreement may be signed in counterparts, all of which when taken together shall constitute a single executed document. Signatures transmitted by facsimile shall be deemed valid execution of this Agreement binding on the parties.

     12.3 Entire Agreement; Amendment. This Agreement constitutes the entire agreement among the parties concerning the subject matter of this Agreement, and it supersedes any prior oral or written agreements between the parties. A separate writing may inform the construction of the provisions of this Agreement if expressly called for by the terms of this Agreement. This Agreement may not be amended except by a written agreement signed by the party against which enforcement is sought.

     12.4 No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     12.5 Waivers. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver thereof or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

     12.6 Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

     12.7 Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]
              HIENERGY TECHNOLOGIES, INC. - SUBSCRIPTION AGREEMENT
                                     PAGE 11

                       INDIVIDUAL INVESTOR SIGNATURE PAGE

     IN WITNESS WHEREOF, the undersigned Subscriber does represent and certify under penalty of perjury that the foregoing statements are true and correct and that by the following signature(s) executed this Agreement on the date marked below.

SUBSCRIBER:                       JOINT  SUBSCRIBER  (if  purchasing jointly):

______________________________    ______________________________
Date                              Date


______________________________    ______________________________
Signature                         Signature

______________________________    ______________________________
Name  Typed  or  Printed          Name  Typed  or  Printed

______________________________    ______________________________
Address                           Address

______________________________    ______________________________
City,  State,  Zip,  Country      City,  State,  Zip,  Country
______________________________    ______________________________
Telephone                         Telephone

______________________________    ______________________________
Facsimile                         Facsimile

______________________________    ______________________________
Social  Security  #               Social  Security  #

Name(s)  in  which  securities  should  be  issued:
_______________________________________
(Note:   Securities  will  not  be  issued  in a name other than the name of the
Subscriber(s) unless the Issuer receives satisfactory evidence that beneficial ownership would not change.)

ISSUER  USE  ONLY:

     This Subscription Agreement is agreed to and accepted [ ] IN FULL or [ ] to the extent of _____________ shares of Common Stock as of ________________________, 2002.

                       HIENERGY TECHNOLOGIES, INC.

                       By: _______________________

                       Name: _____________________

                       Title: ____________________

              HIENERGY TECHNOLOGIES, INC. - SUBSCRIPTION AGREEMENT
                                     PAGE 12

                         ENTITY INVESTOR SIGNATURE PAGE

          IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of the day and year marked below.

______________________________          ______________________________
Name  of  Subscriber                    Number  of  Owners

______________________________          ______________________________
Address                                 Date  of  Formation

______________________________          ______________________________
City,  State,  Zip,  Country            Tax  ID#  of  Subscriber

______________________________          ______________________________
Telephone  #                            Jurisdiction  of  Formation

______________________________
Facsimile  #


______________________________          ______________________________
Signature                               Date

______________________________
Name  (Typed  or  Printed)  of  Individual
   Signing  on  Behalf  of  Institution

______________________________
Position  or  Title

Name  in  which securities should be issued: ___________________________________
(Note: Securities will not be issued in a name other than the name of the Subscriber unless the Issuer receives satisfactory evidence that beneficial ownership would not change.)

ISSUER  USE  ONLY:

     This Subscription Agreement is agreed to and accepted [ ] IN FULL or [ ] to the extent of _____________ shares of Common Stock as of ________________________, 2002.

                        HIENERGY TECHNOLOGIES, INC.


                        By:

                        Name:

                        Title:

              HIENERGY TECHNOLOGIES, INC. - SUBSCRIPTION AGREEMENT
                                     PAGE 13

                            CERTIFICATE OF SIGNATORY
     (To be completed if the Common Stock is being subscribed for by an Entity
                                    Investor)




I,  _______________________________,  am  the________________________(position)

of  ____________________________________________________________(the "Entity").

     I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Common Stock and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

     IN WITNESS WHEREOF, I have set my hand this _____ day of _____________, 2002.



                           _______________________
                           (Signature)

                           Name  (Printed):_______

                           Title: ________________



              HIENERGY TECHNOLOGIES, INC. - SUBSCRIPTION AGREEMENT